September 9, 2014

VIA OVERNIGHT COURIER

Xerium Technologies, Inc.
Xerium Canada Inc.
14101 Capital Boulevard
Youngsville, North Carolina 27596
Attn: Teresa K. Kazaglis

Huyck, Wangner Germany GMBH
Robec Walzen GMBH
Stowe Woodward Aktiengesellschaft
Am Langen Graben 22
52353 Düren, Germany
Attn: Oliver Häkel

Re:     Second Amendment to First Amended and Restated Revolving Credit and Guaranty Agreement (this "Amendment")

Ladies and Gentlemen:

XERIUM TECHNOLOGIES, INC., a Delaware corporation (the "Lead Borrower"), any Subsidiary of the Lead Borrower organized or formed under the laws of the United States that at any time becomes a US Borrower (each a "US Borrower" and, together with the Lead Borrower, the "US Borrowers"), XERIUM CANADA INC., a corporation organized under the laws of the Province of New Brunswick ("Xerium Canada"), and any other Subsidiary of the Lead Borrower organized or formed under the laws of Canada or any province or territory thereof that at any time becomes a Canadian Borrower (each a "Canadian Borrower" and, together with Xerium Canada, the "Canadian Borrowers"), HUYCK.WANGNER GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Stuttgart under registration number HRB 353855 (the "European Lead Borrower"), ROBEC WALZEN GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2867 ("Robec Germany"), STOWE WOODWARD AKTIENGESELLSCHAFT, a stock corporation (Aktiengesellschaft) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2635 ("Stowe Germany"), (European Lead Borrower, Robec Germany and Stowe Germany are each a "European Borrower" and collectively, the "European Borrowers"; and the European Borrowers, together with the US Borrowers and the Canadian Borrowers, collectively, the "Borrowers"), CERTAIN SUBSIDIARIES OF THE LEAD BORROWER, as Guarantors, the Lenders party thereto from time to time, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its permitted successors, in such capacity, "Administrative Agent") and as Collateral Agent (together with its permitted successors, in such capacity, "Collateral Agent") and JPMORGAN CHASE BANK, N.A., as European Administrative Agent (together with its permitted successors, in such capacity, "European Administrative Agent") and as European Collateral Agent (together with its permitted successors, in such capacity, "European Collateral Agent"), are parties to that certain First Amended and Restated Revolving Credit and Guaranty Agreement dated March 3, 2014 (as at any time amended, modified, restated, or supplemented, the "Credit Agreement"; all capitalized terms used herein but not otherwise defined shall have the meanings given such terms in the Credit Agreement), pursuant to which the Lenders party thereto, the Administrative Agent and the European Administrative Agent have made certain advances and financial accommodations available to Borrowers. The parties desire to amend the Credit Agreement as hereinafter set forth including to, among other things, ensure that any cash and treasury management products and services provided by a Lender Counterparty to any Credit Party or any Subsidiary of a Credit Party are Obligations and Guaranteed Obligations under the Credit Agreement and are secured by the Collateral.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

The Credit Agreement is hereby amended by:

(a) deleting the definition of "Canadian Cash Management Products and Services" in Section 1.1 of the Credit Agreement and by substituting the following in lieu thereof:

“Canadian Cash Management Products and Services” means agreements or other arrangements entered into with a Lender Counterparty in the Lead Borrower’s or any of its Subsidiaries’ Ordinary Course that provides any of the following products or services to the Lead Borrower or any of its Subsidiaries: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) purchase cards; (e) ACH transactions; (f) cash management and treasury management services and products, including controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services; or (g) foreign currency exchange and foreign currency swaps and hedges. The indebtedness, obligations and liabilities of the Lead Borrower and all of its Subsidiaries to the provider of any of the foregoing products or services (including all obligations and liabilities owing to such provider in respect of any returned items deposited with such provider) (the “Canadian Cash Management Obligations”) shall be “Obligations” hereunder, “Canadian Obligations” hereunder, Guaranteed Canadian Obligations under the Guaranty and secured obligations under the Canadian Collateral Documents, as applicable, and otherwise treated as Canadian Obligations for purposes of each of the other Credit Documents.
(b) deleting, from clause (b) of the definition of "Eligible Receivables" in Section 1.1 of the Credit Agreement, the phrase "(or, in the case of an Eligible Receivable of a European Borrower, ninety (90) days)";
(c) deleting the definition of "European Cash Management Products and Services" in Section 1.1 of the Credit Agreement and by substituting the following in lieu thereof:

“European Cash Management Products and Services” means agreements or other arrangements entered into with a Lender Counterparty in the Lead Borrower’s or any of its Subsidiaries’ Ordinary Course that provides any of the following products or services to the Lead Borrower or any of its Subsidiaries: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) purchase cards; (e) ACH transactions; (f) cash management and treasury management services and products, including controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services; or (g) foreign currency exchange and foreign currency swaps and hedges. The indebtedness, obligations and liabilities of the Lead Borrower and all of its Subsidiaries to the provider of any of the foregoing products or services (including all obligations and liabilities owing to such provider in respect of any returned items deposited with such provider) (the “European Cash Management Obligations”) shall be “Obligations” hereunder, “European Obligations” hereunder, Guaranteed European Obligations under the Guaranty and secured obligations under the European Collateral Documents, as applicable, and otherwise treated as European Obligations for purposes of each of the other Credit Documents.

(d) deleting the definition of "US Cash Management Products and Services" in Section 1.1 of the Credit Agreement and by substituting the following in lieu thereof:

“US Cash Management Products and Services” means agreements or other arrangements entered into with a Lender Counterparty in the Lead Borrower’s or any of its Subsidiaries’ Ordinary Course that provides any of the following products or services to the Lead Borrower or any of its Subsidiaries: (a) credit cards; (b) credit card processing services; (c) debit cards and stored value cards; (d) purchase cards; (e) ACH transactions; (f) cash management and treasury management services and products, including controlled disbursement accounts or services, lockboxes, automated clearinghouse transactions, overdrafts, interstate depository network services; or (g) foreign currency exchange and foreign currency swaps and hedges. The indebtedness, obligations and liabilities of the Lead Borrower and all of its Subsidiaries to the provider of any of the foregoing products or services (including all obligations and liabilities owing to such provider in respect of any returned items deposited with such provider) (the “US Cash Management Obligations”) shall be “Obligations” hereunder, "US Obligations" hereunder, Guaranteed Obligations under the Guaranty and secured obligations under the US Collateral Documents, as applicable, and otherwise treated as Obligations for purposes of each of the other Credit Documents.

(e) deleting clause (ii) of Section 2.11(b) of the Credit Agreement and substituting the following in lieu thereof:

(ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance (or, in the case of European Letters of Credit, such longer period as the European Administrative Agent may agree) and in no event later than five (5) Business Days prior to the Revolving Commitment Termination Date.

(f) deleting the phrase "(and with respect to Sterling amounts on the actual number of days elapsed over a 365-day year)" set forth in Section 2.25 of the Credit Agreement; and

(g) deleting Exhibit B (Compliance Certificate) to the Credit Agreement and substituting Exhibit B (Compliance Certificate) attached to this Amendment in lieu thereof.

Each Credit Party, by its execution hereof, hereby ratifies and reaffirms each of the Credit Documents and all of their respective covenants, duties, indebtedness and liabilities thereunder and hereby further reaffirms each such Credit Party's guaranty of the Guaranteed Canadian Obligations, Guaranteed Obligations and Guaranteed European Obligations as further set forth in the Credit Agreement (as amended hereby).

Each Borrower hereby: (i) represents and warrants that no Event of Default exists under the Credit Agreement or any other Credit Document; (ii) acknowledges and stipulates that the Credit Agreement and the other Credit Documents are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; (iii) represents and warrants that the execution, delivery and performance of this Amendment have been duly authorized by all requisite company or corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and (iv) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower).

Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any other Credit Document, all of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

[Signatures begin on following page]

This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

Very truly yours,

JPMORGAN CHASE BANK, N.A. LONDON BRANCH as European Administrative Agent, European Collateral Agent and as a Lender

By:    /s/ Helen Mathie
Name: Helen Mathie
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as a Lender to the extent provided in the Credit Agreement

By:    /s/ Auggie Marchem
Name: Auggie Marchem
Title: Authorized Officer
JPMORGAN CHASE BANK, N.A., as a Lender to the extent provided in the Credit Agreement

By:    /s/ Kennedy A. Capin
Name: Kennedy A. Capin
Title: Vice President
PNC BANK, NATIONAL ASSOCIATION
as Administrative Agent, Collateral Agent and as a Lender

By:    /s/ Patrick McConnell
Name: Patrick McConnell
Title: Senior Vice President
PNC BANK CANADA BRANCH
as a Lender to the extent provided in the Credit Agreement

By:    /s/ Patrick McConnell
Name: Patrick McConnell
Title: Senior Vice President

Acknowledged and Agreed:

XERIUM TECHNOLOGIES, INC.
By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: VP, Treasurer
HUYCK LICENSCO INC.

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
ROBEC BRAZIL LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
STOWE WOODWARD LICENSCO LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
STOWE WOODWARD LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
WANGNER ITELPA I LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
WANGNER ITELPA II LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer

Second Amendment to First Amended and Restated Revolving Credit and Guaranty Agreement

WEAVEXX, LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM ASIA, LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM III (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM IV (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XERIUM V (US) LIMITED

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
XTI LLC

By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer

Second Amendment to First Amended and Restated Revolving Credit and Guaranty Agreement

XERIUM CANADA INC.
By: /s/ Teresa K. Kazaglis
Name: Teresa K. Kazaglis
Title: Treasurer
HUYCK.WANGNER GERMANY GMBH
By: /s/ Michael S. Buchanan
Name: Michael S. Buchanan
Title: Managing Director
ROBEC WALZEN GMBH
By: /s/ Michael S. Buchanan
Name: Michael S. Buchanan
Title: Managing Director
STOWE WOODWARD
AKTIENGESELLSCHAFT

By: /s/ Dave Pretty
Name: Dave Pretty
Title: Managing Director
XERIUM GERMANY HOLDING GMBH
By: /s/ Michael S. Buchanan
Name: Michael S. Buchanan
Title: Managing Director
XERIUM TECHNOLOGIES LTD
By: /s/ Michael S. Buchanan
Name: Michael S. Buchanan
Title: Director

Second Amendment to First Amended and Restated Revolving Credit and Guaranty Agreement

Exhibit B
Form of Compliance Certificate

(attached)

Second Amendment to First Amended and Restated Revolving Credit and Guaranty Agreement

EXHIBIT B TO
FIRST AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT
[FORM OF COMPLIANCE CERTIFICATE]
COMPLIANCE CERTIFICATE THE
UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

1.	I am the [Chief Financial Officer][Treasurer] of XERIUM TECHNOLOGIES, INC. (“Xerium” or the “Lead Borrower”) .

2.
I have reviewed the terms of that certain FIRST AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of March 3, 2014 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein and not otherwise defined herein are being used herein as therein defined) by and among the Lead Borrower, any Subsidiary of the Lead Borrower organized or formed under the laws of the United States that at any time after the date hereof becomes a US Borrower in accordance with the terms thereof (each a “US Borrower” and, together with the Lead Borrower, the “US Borrowers”), Xerium Canada, Inc., a corporation organized under the laws of the Province of New Brunswick (“Xerium Canada”), and any other Subsidiary of the Lead Borrower organized or formed under the laws of Canada or any province or territory thereof that at any time after the date hereof becomes a Canadian Borrower in accordance with the terms thereof (each a “Canadian Borrower” and, together with Xerium Canada, the “Canadian Borrowers”), Huyck.Wangner Germany GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Stuttgart under registration number HRB 353855 (the “European Lead Borrower”), Robec Walzen GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2867 (“Robec Germany”), Stowe Woodward Aktiengesellschaft, a stock corporation (Aktiengesellschaft) organized under the laws of Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Düren under registration number HRB 2635 (“Stowe Germany”), (European Lead Borrower, Robec Germany and Stowe Germany are each a “European Borrower” and collectively, the “European Borrowers”; and the European Borrowers, together with the US Borrowers and the Canadian Borrowers, collectively, the “Borrowers”), certain Subsidiaries of the Lead Borrower, as Guarantors, the Lenders party thereto from time to time, PNC Bank, National Association, as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and as Collateral Agent (together with its permitted successors, in such capacity, “Collateral Agent”) and JPMorgan Chase Bank, N.A., as European Administrative Agent (together with its permitted successors, in such capacity, “European Administrative Agent”; the Administrative Agent and European Administrative Agent are collectively, the “Agents”)

and as European Collateral Agent (together with its permitted successors, in such capacity, “European Collateral Agent”).
[Use following paragraph 3 for monthly financial statements]

3.
As required by Section 5.1(a) of the Credit Agreement, attached hereto as Annex A are the consolidated and consolidating balance sheets of the Lead Borrower and its Subsidiaries as at the end of the month ended on [mm/dd/yr] (and a separate balance sheet covering the European Borrowers on a stand-alone basis) and the related consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Lead Borrower and its Subsidiaries (and separate such statements covering the European Borrowers on a stand-alone basis) for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year. As at such date and for such period, such financial statements were prepared in conformity with GAAP and to my knowledge fairly present, in all material respects, the financial position, on a consolidated or consolidating, as applicable, basis, of the Lead Borrower and its Subsidiaries as at the respective dates thereof and the results of operations and cash flows, on a consolidated or consolidating, as applicable, basis, of the Lead Borrower and its Subsidiaries for each of the periods then ended, subject to changes resulting from audit and normal year-end adjustments. The consolidating financial statements are in the form that Xerium currently files with the Securities and Exchange Commission as part of its Form 10-Q, except for the inclusion of statements provided with respect to the European Borrowers on a stand-alone basis.

The aggregate amount of Consolidated Capital Expenditures made pursuant to Section 6.8 of the Credit Agreement (exclusive of Capital Expenditures paid with Net Asset Sale Proceeds or with Net Insurance/Condemnation proceeds) for the period from January 1, [20__] through the end of the month ended on [mm/dd/yr] was $[_____], of which (i) $[_____] represented use of the Roll-Over Amount (if any) from the preceding Fiscal Year, (ii) $[_____] represented use of the Maximum Consolidated Capital Expenditures for the immediately succeeding Fiscal Year, (iii) $[_____] represented use of the $10,000,000 permitted by Section 6.8 of the Credit Agreement for replacement of the non-equipment operating leases in effect on the Closing Date with respect to the facilities located in Youngsville, North Carolina and Geelong, Australia with Capital Leases and (iv) $[_____] represented Consolidated Capital Expenditures made in reliance on the Applicable Conditions.
[Use following paragraph 3 for quarterly financial statements]

3.
As required by Section 5.1(a) of the Credit Agreement, attached hereto as Annex A are the consolidated and consolidating balance sheets of the Lead Borrower and its Subsidiaries as at the end of the Fiscal Quarter ended on [mm/dd/yr] (and a separate balance sheet covering the European Borrowers on a stand-alone basis) and the related consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Lead Borrower and its Subsidiaries (and separate such statements covering the European

Borrowers on a stand-alone basis) for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth, in each case, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year. As at such date and for such period, such financial statements were prepared in conformity with GAAP and to my knowledge fairly present, in all material respects, the financial position, on a consolidated or consolidating, as applicable, basis, of the Lead Borrower and its Subsidiaries as at the respective dates thereof and the results of operations and cash flows, on a consolidated or consolidating, as applicable, basis, of the Lead Borrower and its Subsidiaries for each of the periods then ended, subject to changes resulting from audit and normal year-end adjustments. The consolidating financial statements are in the form that Xerium currently files with the Securities and Exchange Commission as part of its Form 10-Q, except for the inclusion of statements provided with respect to the European Borrowers on a stand-alone basis.
The aggregate amount of Consolidated Capital Expenditures made pursuant to Section 6.8 of the Credit Agreement (exclusive of Capital Expenditures paid with Net Asset Sale Proceeds or with Net Insurance/Condemnation proceeds) for the period from January 1, [20__] through the end of the Fiscal Quarter ended on [mm/dd/yr] was $[_____], of which (i) $[_____] represented use of the Roll-Over Amount (if any) from the preceding Fiscal Year, (ii) $[_____] represented use of the Maximum Consolidated Capital Expenditures for the immediately succeeding Fiscal Year, (iii) $[_____] represented use of the $10,000,000 permitted by Section 6.8 of the Credit Agreement for replacement of the non-equipment operating leases in effect on the Closing Date with respect to the facilities located in Youngsville, North Carolina and Geelong, Australia with Capital Leases and (iv) $[_____] represented Consolidated Capital Expenditures made in reliance on the Applicable Conditions.
[Use following paragraph 3 for fiscal year-end financial statements]

3.
As required by Section 5.1(b) of the Credit Agreement, attached hereto as Annex A are the audited consolidated and unaudited consolidating balance sheets of the Lead Borrower and its Subsidiaries as at the end of the Fiscal Year ended on [mm/dd/yr] (and a separate balance sheet covering the European Borrowers on a stand-alone basis) and the related consolidated and consolidating statements of income, stockholders’ equity and cash flows of the Lead Borrower and its Subsidiaries (and separate such statements covering the European Borrowers on a stand-alone basis) for such Fiscal Year, setting forth, in each case, in comparative form the corresponding figures for the previous Fiscal Year, together with, in the case of the audited consolidated financial statements, a report thereon of Ernst & Young LLP or other independent certified public accountants of recognized international standing selected by the Lead Borrower, which report is unqualified as to going concern and scope of audit, and states that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Lead Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements). The consolidating financial statements

(i) fairly represent, in all material respects, the consolidating financial position of the Lead Borrower and its Subsidiaries as at the respective dates thereon and the consolidating results of operations and cash flows of the Lead Borrower and its Subsidiaries for each of the periods then ended, and (ii) are in the form that Xerium currently files with the Securities and Exchange Commission as part of its Form 10-K, except for the inclusion of statements provided with respect to the European Borrowers on a stand-alone basis.
The aggregate amount of Consolidated Capital Expenditures made pursuant to Section 6.8 of the Credit Agreement (exclusive of Capital Expenditures paid with Net Asset Sale Proceeds or with Net Insurance/Condemnation Proceeds) for the period from January 1, [20__] through the end of the Fiscal Year ended on [mm/dd/yr] was $[_____], of which (i) $[_____] represented use of the Roll-Over Amount (if any) from the preceding Fiscal Year, (ii) $[_____] represented use of the Maximum Consolidated Capital Expenditures for the immediately succeeding Fiscal Year, (iii) $[_____] represented use of the $10,000,000 permitted by Section 6.8 of the Credit Agreement for replacement of the non-equipment operating leases in effect on the Closing Date with respect to facilities located in Youngsville, North Carolina and Geelong, Australia with Capital Leases and (iv) $[_____] represented Consolidated Capital Expenditures made in reliance on the Applicable Conditions.

4.	As of the date hereof, a Covenent Trigger Period [does/does not] exist.
[Include the following language if a Covenant Trigger Period exists and monthly financial statements are being delivered:] The Fixed Charge Coverage Ratio as of the most recently ended Fiscal Quarter (for the period of four (4) consecutive Fiscal Quarters then ended) is [___].
[Include the following language if a Covenant Trigger Period exists and quarterly or fiscal year-end financial statements are being delivered:] As required by Section 6.17 of the Credit Agreement, the Fixed Charge Coverage Ratio in respect of the last period of four (4) consecutive Fiscal Quarters is [__], which [is/is not] in compliance with the required Fixed Charge Coverage Ratio of 1.00:1.00. Set forth on Annex B hereto are the computations in reasonable detail showing such amount.

5.
The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Lead Borrower has taken, is taking, or proposes to take with respect to each such condition or event.

6.
The foregoing certifications, together with the financial statements delivered with this Certificate and in support hereof, are made and delivered [mm/dd/yr] pursuant to Section 5.1(c) of the Credit Agreement.

[Use following paragraph 7 for Applicable Conditions compliance in connection with a proposed Permitted Acquisition]

7.
As required by clause (vii) of the definition of “Permitted Acquisition” in the Credit Agreement, attached hereto as Annex C are computations showing (in reasonable detail) that the Applicable Conditions have been satisfied on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended (as determined pursuant to Section 1.4 of the Credit Agreement).

XERIUM TECHNOLOGIES, INC., as Lead Borrower

By:_____________________________

Name:

Title:

ANNEX A TO
COMPLIANCE CERTIFICATE
FINANCIAL STATEMENTS
FOR THE [MONTH] [FISCAL QUARTER] [FISCAL YEAR] ENDED [mm/dd/yr].
[See attached]

ANNEX B TO
COMPLIANCE CERTIFICATE
FOR THE [FISCAL QUARTER] [FISCAL YEAR] ENDED [mm/dd/yr].

1. Adjusted EBITDA: (i) + (ii) -(iii):	$[___, __, ___]
(i) the total of the Consolidated Net Income of the Lead Borrower and its Subsidiaries for such period:	$[___, __, ___]
(ii) without duplication, to the extent that any of the following were deducted in computing item (i) above, the total of:	$[___, __, ___]
(a) provision for taxes based on income or profits, including without limitation, federal, state, provincial, franchise and similar taxes, including any penalties and interest relating to any tax examinations:
$[___, __, ___]
(b) Consolidated Interest Expense:	$[___, __, ___]
(c) Consolidated Depreciation and Amortization Expense, including depreciation and amortization expenses related to Capital Leases:	$[___, __, ___]
(d) reserves for inventory in connection with plant closures:	$[___, __, ___]
(e) Consolidated Operational Restructuring Costs:	$[___, __, ___]
(f) non-cash charges resulting from the application of purchase accounting including push-down accounting:	$[___, __, ___]
(g) non-cash expenses resulting from the granting of Common Stock, stock options, restricted stock or restricted stock unit awards under equity compensation programs solely with respect to Common Stock, and cash expenses for compensation mandatorily applied to purchase Common Stock:
$[___, __, ___]
(h) non-cash items relating to a change in or adoption of accounting policies:	$[___, __, ___]
(i) non-cash expenses relating to pension or benefit arrangements:	$[___, __, ___]
(j) expenses incurred as a result of the repurchase, redemption or retention by the Lead Borrower of Common Stock earned under equity compensation programs solely in order to make withholding tax payments:
$[___, __, ___]
(k) amortization or write-offs of deferred financing costs:	$[___, __, ___]
(l) any non-cash losses resulting from marking to market Hedging Obligations (to the extent the cash impact resulting from such loss has not been realized in such period):	$[___, __, ___]

(m) other non-cash losses or charges (excluding, however, any non-cash loss or charge which represents an accrual of, or a reserve for, a cash disbursement in a future period)	$[___, __, ___]
(iii) without duplication, to the extent any of the following were included in computing item (i) above for such period:	$[___, __, ___]
(a) non-cash gains with respect to the items described in clauses (f), (g), (i), (k), (l) and (m) of clause (ii) above:	$[___, __, ___]
(b) provisions for tax benefits based on income or profits:	$[___, __, ___]

2. Consolidated Net Income: (i) – (ii):	$[___, __, ___]
(i) the net income (loss) of the Lead Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP:	$[___, __, ___]
(ii) the sum, without duplication, of the following:	$[___, __, ___]
(A) any net after-tax extraordinary or non-recurring gains, losses or expenses (less all fees and expenses relating thereto):	$[___, __, ___]
(B) the cumulative effect of changes in accounting principles:	$[___, __, ___]
(C) any fees and expenses incurred in connection with the issuance or repayment of Indebtedness, any refinancing transaction or amendment or modification of any debt instrument permitted under the Credit Agreement:
$[___, __, ___]
(D) any cancellation of indebtedness income:	$[___, __, ___]

3. Fixed Charge Coverage Ratio: ((i)-(ii))/(iii):	[__]: 1:00
(i) Adjusted EBITDA:	$[___, __, ___]
(ii) the sum of the following:
(A) all cash Capital Expenditures made during such period (except to the extent financed with (x) Indebtedness for borrowed money other than with the Advances or other working capital revolving credit facilities, (y) Net Asset Sale Proceeds or (z) Net Insurance/Condemnation Proceeds):
$[___, __, ___]
(B) all taxes paid in cash during such period:	$[___, __, ___]
(C) all cash dividends or other cash distributions made on account of the Lead Borrower’s Capital Stock and all cash repurchases or redemptions of the Lead Borrower’s Capital Stock, in each case, made during such period:
$[___, __, ___]

(iii) all Fixed Charges paid or payable in cash for such period:	$[___, __, ___]

4. Fixed Charges: (i) + (ii):	$[___, __, ___]
(i) Consolidated Interest Expense during such period	$[___, __, ___]
(ii) all regularly scheduled (as determined as of the first day of the respective period) and mandatory principal payments of Indebtedness (including the principal component of Capital Leases) made or required to be made during such period:
$[___, __, ___]

ANNEX C TO
COMPLIANCE CERTIFICATE
FOR THE [QUARTER] [YEAR] ENDED [mm/dd/yr].

1. Adjusted EBITDA: (i) + (ii) -(iii):	$[___, __, ___]
(i) the total of the Consolidated Net Income of the Lead Borrower and its Subsidiaries for such period:	$[___, __, ___]
(ii) without duplication, to the extent that any of the following were deducted in computing item (i) above, the total of:	$[___, __, ___]
(a) provision for taxes based on income or profits, including without limitation, federal, state, provincial, franchise and similar taxes, including any penalties and interest relating to any tax examinations:
$[___, __, ___]
(b) Consolidated Interest Expense:	$[___, __, ___]
(c) Consolidated Depreciation and Amortization Expense, including depreciation and amortization expenses related to Capital Leases:	$[___, __, ___]
(d) reserves for inventory in connection with plant closures:	$[___, __, ___]
(e) Consolidated Operational Restructuring Costs:	$[___, __, ___]
(f) non-cash charges resulting from the application of purchase accounting including push-down accounting:	$[___, __, ___]
(g) non-cash expenses resulting from the granting of Common Stock, stock options, restricted stock or restricted stock unit awards under equity compensation programs solely with respect to Common Stock, and cash expenses for compensation mandatorily applied to purchase Common Stock:
$[___, __, ___]
(h) non-cash items relating to a change in or adoption of accounting policies:	$[___, __, ___]
(i) non-cash expenses relating to pension or benefit arrangements:	$[___, __, ___]
(j) expenses incurred as a result of the repurchase, redemption or retention by the Lead Borrower of Common Stock earned under equity compensation programs solely in order to make withholding tax payments:
$[___, __, ___]
(k) amortization or write-offs of deferred financing costs:	$[___, __, ___]
(l) any non-cash losses resulting from marking to market Hedging Obligations (to the extent the cash impact resulting from such loss has not been realized in such period):	$[___, __, ___]

(m) other non-cash losses or charges (excluding, however, any non-cash loss or charge which represents an accrual of, or a reserve for, a cash disbursement in a future period)	$[___, __, ___]
(iii) without duplication, to the extent any of the following were included in computing item (i) above for such period:	$[___, __, ___]
(a) non-cash gains with respect to the items described in clauses (f), (g), (i), (k), (l) and (m) of clause (ii) above:	$[___, __, ___]
(b) provisions for tax benefits based on income or profits:	$[___, __, ___]

2. Consolidated Net Income: (i) – (ii):	$[___, __, ___]
(i) the net income (loss) of the Lead Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP:	$[___, __, ___]
(ii) the sum, without duplication, of the following:	$[___, __, ___]
(A) any net after-tax extraordinary or non-recurring gains, losses or expenses (less all fees and expenses relating thereto):	$[___, __, ___]
(B) the cumulative effect of changes in accounting principles:	$[___, __, ___]
(C) any fees and expenses incurred in connection with the issuance or repayment of Indebtedness, any refinancing transaction or amendment or modification of any debt instrument permitted under the Credit Agreement:
$[___, __, ___]
(D) any cancellation of indebtedness income:	$[___, __, ___]

3. Fixed Charge Coverage Ratio: ((i)-(ii))/(iii):	[__]: 1:00
(i) Adjusted EBITDA:	$[___, __, ___]
(ii) the sum of the following:
(A) all cash Capital Expenditures made during such period (except to the extent financed with (x) Indebtedness for borrowed money other than with the Advances or other working capital revolving credit facilities, (y) Net Asset Sale Proceeds or (z) Net Insurance/Condemnation Proceeds):
$[___, __, ___]
(B) all taxes paid in cash during such period:	$[___, __, ___]
(C) all cash dividends or other cash distributions made on account of the Lead Borrower’s Capital Stock and all cash repurchases or redemptions of the Lead Borrower’s Capital Stock, in each case, made during such period:
$[___, __, ___]

(iii) all Fixed Charges paid or payable in cash for such period:	$[___, __, ___]

4. Fixed Charges: (i) + (ii):	$[___, __, ___]
(i) Consolidated Interest Expense during such period	$[___, __, ___]
(ii) all regularly scheduled (as determined as of the first day of the respective period) and mandatory principal payments of Indebtedness (including the principal component of Capital Leases) made or required to be made during such period:
$[___, __, ___]

5. Global Excess Availability: (i) – (ii):	$[___, __, ___]
(i) the lesser of: (x) the Borrowing Base and (y) the Maximum Credit:	$[___, __, ___]
(ii) the sum of:
(A) the Dollar Equivalent of the aggregate principal amount of all then outstanding and unpaid Advances plus the Dollar Equivalent of the aggregate amount of all then outstanding Letter of Credit Obligations:
$[___, __, ___]
(B) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of the Borrowers which are either past due beyond the due date therefor by at least sixty (60) days (other than trade payables or other obligations being contested or disputed by the Borrowers in good faith):
$[___, __, ___]

6. 90-Day Global Excess Availability: (i)/(ii):	$[___, __, ___]
(i) the sum of each day’s Global Excess Availability during the 90 consecutive day period immediately preceding such date (or, if shorter, the period commencing on the Closing Date and ending on the day immediately preceding such date):
$[___, __, ___]
(i) 90 (or, if applicable, the number of days (which is less than 90) from the Closing Date to the day immediately preceding such date):	[__]